UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	. Preliminary Information Statement

☐	. Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☒	. Definitive Information Statement

NEWBRIDGE GLOBAL VENTURES, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	. Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	. Fee paid previously with preliminary materials.

☐

. Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1	Amount Previously Paid:

2	Form Schedule or Registration Statement No.:

3	Filing Party:

4	Date Filed:

NEWBRIDGE GLOBAL VENTURES, INC.

2545 Santa Clara Avenue

Alameda, CA 94501

801-362-2115

NOTICE OF ACTION TAKEN BY

WRITTEN CONSENT OF A MAJORITY OF SHAREHOLDERS WITHOUT A MEETING

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholder:

We are writing to inform you that on January 18, 2019, shareholders holding a majority of shares of our common stock, par value $0.0001 per share (“Common Stock”), executed a written consent in lieu of a shareholder meeting to approve the following corporate action (the “Action”):

(i)	Approve, authorize, adopt and ratify the NewBridge Global Ventures, Inc. 2019 Equity Incentive Plan.

This item is more fully described in the accompanying Information Statement. The Written Consent was taken pursuant to Section 228 of the General Corporation Laws of Delaware, our Certificate of Incorporation and our bylaws, each of which permits that any action which may be taken at a meeting of the shareholders may also be taken by the written consent of the holders of the number of Common Stock required to approve the action at a meeting.

This Information Statement is being furnished to all shareholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing shareholders of this corporate action before it takes effect. In accordance with Exchange Act Rule 14c-2, the listed corporate action will become effective no sooner than twenty (20) calendar days following the mailing of this Information Statement. Because the accompanying Information Statement is first being mailed to shareholders on or about February 15, 2019, the Action described herein will become effective on or after March 6, 2019.

By Order of the Board of Directors

/s/ Robert Bench
Robert Bench
Interim President, Chief Financial Officer

NEWBRIDGE GLOBAL VENTURES, INC.

2545 Santa Clara Avenue

Alameda, CA 94501

February 15, 2019

INFORMATION STATEMENT PURSUANT TO SECTION 14C

OF THE EXCHANGE ACT

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTION DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN CONSENTED TO BY THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY’S VOTING STOCK.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

GENERAL INFORMATION

In this Information Statement we refer to NewBridge Global Ventures, Inc., a Delaware corporation, as the “Company,” “we,” “us,” or “our.”

The Information Statement is furnished in connection with an action by written consent (the “Written Consent”) of shareholders of the Company owning 39,140,000 shares of our Common Stock, or approximately 68.53% of our issued and outstanding Common Stock (the “Majority Shareholders”). The action taken by the Written Consent will not become effective until at least 20 business days after the Information Statement is sent or given to our shareholders in accordance with the requirements of the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Majority Shareholders fully executed the Written Consent on January 18, 2019. Our board of directors has fixed the close of business on February 6, 2019, as the record date (the “Record Date”) for determining the holders of our Common Stock who are entitled to receive this Information Statement. As of February 6, 2019, there were 57,116,055 shares of our Common Stock issued and outstanding. We anticipate that this Information Statement will be mailed on or about February 15, 2019, to our stockholders of record.

Pursuant to the Written Consent, the Majority Shareholders approved the authorization of the NewBridge Global Ventures, Inc. 2019 Equity Incentive Plan.

The Action was unanimously approved by our Board of Directors on January 17, 2019.

This Information Statement contains a brief summary of the material aspects of the Action approved by our Board of Directors and the Majority Shareholders.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to the beneficial owners of our Common Stock held on the Record Date.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our shareholders of the Action taken by the Majority Shareholders pursuant to the Written Consent. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Action as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Shareholders to reduce the costs and implement the Action in a timely manner.

Who is Entitled to Notice?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date will be entitled to notice of the Action to be taken pursuant to the Written Consent.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the Action consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 57,116,055 shares of Common Stock.

What Vote is Required to Approve the Action?

The affirmative vote of a majority of the voting stock outstanding on the Record Date is required for approval of the Action. As of the Record Date, the Company’s voting securities consisted of 57,116,055 shares of Common Stock. However, because the Majority Shareholders held 39,140,000 shares of the Common Stock as of the close of business on the Record Date, which entitled the Majority Shareholders to an aggregate of approximately 68.53% of the outstanding voting power, and through their consent voted in favor of the Action, no other shareholder consents will be obtained in connection with this Information Statement.

ACTION 1

APPROVAL OF NEWBRIDGE GLOBAL VENTURES, INC. 2019 EQUITY INCENTIVE PLAN

Approval

On January 17, 2019, The Board of Directors of the Company approved the NewBridge Global Ventures, Inc. 2019 Equity Incentive Plan (the “Plan”), subject to shareholder approval. On January 18, 2019, the Majority Shareholders approved the Plan.

Purpose of the Plan

The purpose of the Plan is to provide long-term incentives and rewards to directors, officers, consultants, advisors and employees of the Company and its subsidiaries (“Participants”) in order to better allow the Company to attract and retain individuals with experience and/or ability on a basis competitive with industry practices and to associate the interest of these individuals with those of the Company’s shareholders by providing for the issuance of stock-based awards (“Awards”). The following is a summary of the principal features of the Plan.

A copy of the Plan is attached hereto as Exhibit A.

Administration

The Plan is generally administered by the Board of Directors (the “Board”) or a committee of two (2) or more independent, non-employee directors (the “Committee”). The Board or the Committee, as applicable, has the power to determine the Participants to whom Awards shall be made. The Board of Directors also has the power to determine and administer Awards to the directors.

Awards under the Plan will generally be made pursuant to a written agreement between the Company and the Participant (the "Agreement"). In administering the Plan, the Board or the Committee has the express power, subject to the provisions of the Plan, to determine the terms and conditions upon which Awards may be made and exercised and to determine the terms and provisions of each Agreement.

The directors on the Board or the members of the Committee, as applicable, are indemnified by the Company against the reasonable expenses incurred by them, including attorneys' fees, in the defense of any action, suit or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the Plan.

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) decrease the price at which Grants may be granted, except as provided in the Plan; (ii) materially increase the benefits accruing to the Participants under the Plan (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) decrease the exercise price of an Incentive Option (as defined herein) to less than 100% of the fair market value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option (as defined herein) to less than 100% of the fair market value per share of Common Stock on the date of grant thereof; (v) extent the term of any Option beyond that provided in the Plan; (vi) reduce the exercise price of any Option or effect the repricing through cancellations and re-grants of new Options except as provided in the Plan; (vii) increase the number of shares of Common Stock to be issued of issuable under the Plan to an amount equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities or (viii) otherwise require stockholder approval pursuant to the rules and regulations of the OTCQB.

Eligibility to Receive Awards

The Board selects the directors, officers, employees of, and consultants and advisors to, the Company, who will be granted Awards under the Plan. As of the Record Date the Company had approximately thirteen (13) officers, consultants and employees, including all of the Company’s named executive officers and non-employee directors who were eligible to receive Awards under the Plan. The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Board has the discretion to select the participants.

Types of Awards

The Plan allows for the award of, stock, stock options and shares of restricted stock. Stock options granted under the Plan may be, incentive stock options (an “ISO”) qualifying under Section 422 of the Internal Revenue Codes of 1986, as amended (the “Code”), non-qualified stock options (a “NQSO”), shares of restricted Common Stock (“Restricted Stock”), restricted stock units which are bookkeeping entries representing an amount equal to the Fair Market Value of one share of Common Stock (“Restricted Stock Units”), stock appreciation rights (“Stock Appreciation Rights” or “SARs”) or performance shares (“Performance Shares”).

An ISO may only be issued to employees of the Company. ISOs may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

Shares Authorized for Issuance

The total number of shares of Common Stock authorized for issuance under the Plan is 5,000,000 shares.

Stock Options

The Plan authorizes the grant of ISOs and NQSOs (collectively, "Options"). The terms applicable to such Options will be determined by the Board or the Committee, as applicable, but an Option generally will not be exercisable after ten years from its grant. All Options granted as ISOs shall comply with all applicable provisions of the Code and all other applicable rules and regulations governing ISOs. The exercise price for each ISO shall not be less than the fair market value of the Common Stock on the date of grant. However, any ISO granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant. The exercise price of each NQSO shall be determined at the discretion of the Board of Directors of the Corporation. All other Option terms will be determined by the Board or Committee, as applicable, in their sole discretion.

Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no ISO granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option.

The aggregate fair market value of the shares (determined on the grant date) covered by ISOs which first become exercisable by any participant during any calendar year may not exceed $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

Stock Awards and Restricted Stock

All or part of any Awards of Restricted Stock under the Plan may be subject to conditions established by the Board, and set forth in a Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation.

A Grant of Restricted Stock under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board shall determine, in their sole discretion, consistent with the provisions of the Plan.

Restricted Stock Units

All or part of any Restricted Stock Units under the Plan may be subject to conditions established by the Board, and set forth in a Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation.

A Grant of a Restricted Stock Units under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board shall determine, in their sole discretion, consistent with the provisions of the Plan.

Stock Appreciation Rights

All or part of any SARs under the Plan may be subject to conditions established by the Board, and set forth in a Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation.

A Grant of SARs under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board shall determine, in their sole discretion, consistent with the provisions of the Plan.

Performance Shares

All or part of any Performance Shares under the Plan may be subject to conditions established by the Board, and set forth in a Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation.

A Grant of Performance Shares under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board shall determine, in their sole discretion, consistent with the provisions of the Plan.

Shares Subject to the Plan

Except as set forth below, shares of Common Stock issued in connection with the exercise of, or as other payment for, an Award will be charged against the total number of shares issuable under the Plan.

In order to reflect such events as stock dividends, stock splits, recapitalization, mergers, consolidations or reorganizations by the Company, the Committee may, in its sole discretion, adjust the number of shares subject to each outstanding Award, the exercise price and the aggregate number of shares from which grants or awards may be made.

Change in Control

Unless otherwise provided in the applicable Agreement between the Company and Participant, in the event of a Change in Control (as defined in the Plan), 50% of the vesting restrictions applicable to each Participant’s Grant(s) shall terminate fully and the Participant shall immediately have the right to the delivery of share certificates or exercise of Options, i.e. to the extent that a Participant’s Option(s) are unvested, 50% of such unvested portion shall vest.

Term

No Award shall be granted pursuant to the Plan on or after the date which is ten years from the date the Plan is approved by the shareholders, but Awards theretofore granted may extend beyond that date.

Federal Income Tax Consequences

The following is a brief summary of the general federal income tax consequences to U.S. taxpayers and the Company with respect to the grant, vesting and exercise of Awards granted under the Plan. This summary does not purport to be complete and does not discuss the tax consequences of a participant’s death, the tax consequences of an Award that is subject to but does not satisfy the deferred compensation rules of Section 409A of the Internal Revenue Code, or the tax laws of any locality, state or foreign country in which the participant may reside. Tax consequences for any particular individual may be different.

Nonqualified Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise of a nonqualified stock option with respect to vested shares, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with exercise of a nonqualified stock option would be added to the tax basis of the shares and, with respect to an employee, is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

Incentive Stock Options

No taxable income is recognized when an incentive stock option is granted or exercised, although the excess (if any) of the fair market value of the shares at exercise over the exercise price paid is treated as an item of income for alternative minimum tax purposes in the year of the exercise, and may subject the participant to alternative minimum tax. Alternative minimum tax is an alternative method of calculating the income tax that must be paid each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes. Alternative minimum tax is payable only to the extent that the alternative minimum tax exceeds “ordinary” federal income tax for the year (computed without regard to certain credits and special taxes).

If the participant exercises the incentive stock option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as long-term capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, (a) if the sale price exceeds the exercise price, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option, and the excess (if any) between the sales price and the fair market value of the shares on the exercise date will be taxed as capital gain or (b) if the sale price is less than the exercise price, the participant will recognize a capital loss equal to the difference between the exercise price and the sale price.

In the case of both nonqualified stock options and incentive stock options, special federal income tax rules apply if the Company’s common stock is used to pay all or part of the option exercise price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

Stock Appreciation Rights

A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR.  Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or Shares that the participant receives.

Restricted Stock, Restricted Stock Units and Performance Awards

No taxable income is generally recognized when restricted stock or restricted stock units are granted to a participant if the shares are subject to vesting requirements. Upon vesting (or at grant as to any shares that are vested at grant), the participant will generally recognize income in an amount equal to the excess of the fair market value of the shares over any amount the participant paid for the shares.

A participant who receives unvested shares of restricted stock under a stock Award may make an election under Section 83(b) of the Code at the time of transfer of the shares to recognize income based upon the fair market value of the stock on the date of transfer. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the chief executive officer and to certain of the Company’s other executive officers. If compensation attributable to Awards to such individuals is not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct compensation paid to such individuals to the extent that aggregate non-performance-based compensation exceeds $1,000,000 per individual in any tax year. Furthermore, if an Award is accelerated under the Plan in connection with a “change in control” (as this term is used under the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning the beneficial ownership of the Company’s Common Stock by (i) each person or group of persons known to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each person who is our executive officer or director and (iii) all such executive officers and directors as a group. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Record Date through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants that are exercisable within 60 days of the Record Date are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person, except as specifically set forth below.

To our knowledge, except as indicated in the footnotes to the following table, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the address of each of the persons shown is c/o NewBridge Global Ventures, Inc., 2545 Santa Clara Avenue, Alameda, CA 94501.

Name and Address	Common Stock Owned	Percentage of Beneficial Ownership
Robert Bench (1)	1,029,570	1.77%
Ole Sigetty (2)	119,676	*
J. Martin Tate	32,258	*
Sam Mac	11,470,000	20.08%
Ellen Gee	7,750,000	13.57%
Eric Tran	9,920,000	17.37%
All current directors and executive officers as a group (6 persons)	30,321,504	52.09%
Go Fund, LLC (3)	11,900,000	20.84%

*	Less than 1%

(1)

Represents: (i) 298 shares of common stock held in the name of Vector Capital, LLC, an entity controlled by Mr. Bench, our Chief Financial Officer; and (ii) options to purchase 1,000,000 shares of common stock, par value $0.0001 per share, at an exercise price of $0.25 per share that are exercisable within sixty (60) days granted to Mr. Bench as an incentive bonus for his services.

(2)

Represents: (i) options to purchase 100,000 shares of common stock, par value $0.0001 per share, at an exercise price of $0.25 per share that are exercisable within 60 days granted to Mr. Siggety for his services; and (ii) 2,222 shares owned by FPP ApS, an entity owned and controlled by Mr. Sigetty.

(3)

Represents: (i) 10,800,000 shares issued pursuant to certain consulting agreements by and between Go Fund, LLC and the Company; and (ii) 1,100,000 shares held in the name of Stephanie Lee, Lance Dalton’s wife.  Lance Dalton and Stephanie Lee are each Managing Members of Go Fund, LLC, and thus each hold shared voting and dispositive power over such shares.  Lance Dalton disclaims beneficial ownership of the shares held in his wife’s name.  Stephanie Lee holds sole voting and dispositive power over the shares held in her name individually.

 DISSENTERS’ RIGHT OF APPRAISAL

No dissenters’ or appraisal rights under the Delaware General Corporation Law are afforded to the Company’s stockholders as a result of the approval of the actions taken by the Majority Shareholders.

INTERESTS OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON

As previously described under Action 1, five million (5,000,000) shares of our Common Stock will be reserved for future issuance to directors, officers, consultants, advisors and employees of the Company and its subsidiaries under the Plan. Accordingly, members of the Board of Directors and the executive officers of the Company will likely be recipients of Awards under the Plan.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as "may," "intend," "might," "will," "should," "could," "would," "expect," "believe," "anticipate," "estimate," "predict," "potential," or the negative of these terms. These terms and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this report are based upon management's current expectations and beliefs, which management believes are reasonable. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor or combination of factors, or factors we are aware of, may cause actual results to differ materially from those contained in any forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. These statements represent our estimates and assumptions only as of the date of this report. Except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including:

●	new competitors are likely to emerge and new technologies may further increase competition;
●	our operating costs may increase beyond our current expectations and we may be unable to fully implement our current business plan;
●	our ability to obtain future financing or funds when needed;
●	our ability to successfully obtain and maintain a diverse customer base;
●	our ability to protect our intellectual property through patents, trademarks, copyrights and confidentiality agreements;
●	our ability to attract and retain a qualified employee base;
●	our ability to respond to new developments in technology and new applications of existing technology before our competitors;
●	acquisitions, business combinations, strategic partnerships, divestures, and other significant transactions may involve additional uncertainties; and
●	our ability to maintain and execute a successful business strategy.

Other risks and uncertainties include such factors, among others, as market acceptance and market demand for our products and services, pricing, the changing regulatory environment, the effect of our accounting policies, potential seasonality, industry trends, adequacy of our financial resources to execute our business plan, our ability to attract, retain and motivate key technical, marketing and management personnel, and other risks described from time to time in periodic and current reports we file with the United States Securities and Exchange Commission, or the "SEC." All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Information Statement to all shareholders of record as of the Record Date. Shareholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Information Statement if previously notified by their bank, broker or other holder. This process, by which only one Information Statement is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Copies of this Information Statement are available promptly by calling (801)-362-2115, or by writing to 2545 Santa Clara Avenue Alameda, CA 94501. If you are receiving multiple copies of this Information Statement, you also may request orally or in writing to receive a single copy of this Information Statement by calling (801)-362-2115, or by writing to 2545 Santa Clara Avenue Alameda, CA 94501.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the coping cost. Our Sec filings are also available at the SEC’s web site at www.sec.gov and our website at www. . We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

EXHIBIT A

NEWBRIDGE GLOBAL VENTURES, INC.

2019 EQUITY INCENTIVE PLAN

1.Purpose of the Plan.

This  2019 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to NewBridge Global Ventures Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

It is further intended that certain shares of restricted Common Stock (“Restricted Stock”) may be granted under the Plan, pursuant to Section 6 hereof.

It is further intended that certain Restricted Stock Units may be granted under the Plan, which are bookkeeping entries representing an amount equal to the Fair Market Value (as defined herein) of one share of Common Stock, granted pursuant to Section 7 hereof (“Restricted Stock Units”). Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

It is further intended that certain Stock Appreciation Rights may be granted under the Plan (the “Stock Appreciation Rights” or “SARs”) which SARs are awards, granted alone or in connection with an Option, that pursuant to Section 8 hereof is designated as a SAR.

It is further intended that certain Performance Shares may be granted under the Plan, which are Awards denominated in Common Stock which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Committee (as defined below) may determine pursuant to Section 9 of the Plan.

Together, any Options, Performance Shares, Restricted Stock, Restricted Stock Units, SARs, or shares of Common Stock, individually or collectively, shall be referred to as the “Securities.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code, as recently amended, with respect to those Options for which qualification for such exception is intended.  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.Administration of the Plan.

The authority to manage the operation of and administer the Plan shall be vested in the Board of Directors of the Company (the “Board”) or a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the OTCQX U.S. Stock Market), (ii)

“Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.  The Committee, subject to Sections 3, 5, 6, 7, 8 and 9 hereof, shall have full power and authority to designate recipients of any Securities, and to determine the terms and conditions of the respective Securities agreements and to interpret the provisions and supervise the administration of the Plan.  The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Securities granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Securities.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock, Restricted Stock Units, Performance Shares, or Stock Appreciation Rights, (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by the Securities granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted any Securities hereunder may be granted additional Securities if the Committee shall so determine.

4.Stock Reserved for the Plan.

Subject to adjustment as provided in Section 11 hereof, a total of Five Million (5,000,000) shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), shall be subject to the Plan.  The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose.  Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan.  Should any Securities expire or be canceled prior to its exercise, satisfaction of conditions or vesting in full, as applicable,  or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or other award of Securities be reduced for any reason, the shares of Common Stock theretofore subject to such Option or other Securities, as applicable,  may be subject to future Options or Securities under the Plan, except where such reissuance is inconsistent with the provisions of

Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)Option Price.  The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant.  The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted.  The exercise price for each Option shall be subject to adjustment as provided in Section 11 below.  “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on the OTCQX U.S. or other principal securities exchange or OTCQB on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.  Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

(b)Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)Exercisability.  Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i)a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option.  An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)Non-transferability of Options.  Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order.  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)Termination by Death.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)Termination by Reason of Disability.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.  “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

(h)Termination by Reason of Retirement.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i)Other Terminations.  Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter.  The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i)In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety.  For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company.  Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii)In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee.  Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control.  For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j)Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)Grantee rights.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.  After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b)Issuance of Certificates.  The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)Delivery of Certificates.  Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)Forfeitability, Non-transferability of Restricted Stock.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed.  Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)Change of Control.  Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f)Termination of Employment.  Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power.  The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.Terms and Conditions Restricted Stock Units

Restricted Stock Units may be granted at any time and from time to time as determined by the Committee. After the Committee determines to grant Restricted Stock Units under the Plan, it shall issue a Restricted Stock Unit award agreement. Each Restricted Stock Unit award agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Restricted Stock Unit award agreements may change from time to time and the terms and conditions of separate of such agreements need not be identical; provided however, that each Restricted Stock award agreement shall specify the number of Restricted Stock Units granted, and shall include (through incorporation of the provisions of the Plan by reference in the agreement or otherwise) the substance of each of the following provisions:

(a)Consideration.At the time of grant of a Restricted Stock Unit Award, the Committee will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid, if any, by the Participant for each share subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be applicable to the Committee at its sole discretion and permissible under applicable law.

(b)Vesting Criteria.At the time of the grant of a Restricted Stock Unit Award, the Committee shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Committee may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Committee in its discretion.

(c)Earning Restricted Stock Units.Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specific in the Restricted Stock Unit award agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Committee, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)Form and Timing of Payments.Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit award agreement. The Committee may settle earned Restricted Stock Units in Shares, their cash equivalent or in any other form of consideration, as determined by the Committee and contained in the Restricted Stock Unit award agreement.

(e)Additional Restrictions.At the time of the grant of a Restricted Stock Unit Award, the Committee, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Shares (or other consideration) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(f)Dividend Equivalents.Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Committee and contained in the Restricted Stock Unit award agreement.  At the sole discretion of the Committee, such dividend equivalents may be converted into additional Shares covered by the Restricted Stock Unit Award in such a manner as determined by the Committee.  Any additional Shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit award agreement to which they relate.

(g)Termination of Participant’s Continuous Service.Except as otherwise provided in the applicable Restricted Stock Unit award agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the termination of Participant’s continuous status as an eligible participant.

(h)Cancellation.On the date set forth in the Restricted Stock Unit award agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

8.Terms and Conditions of Stock Appreciation Rights

Subject to the terms and conditions of the Plan, a SAR may be granted to a Participant at any time and from time to time as will be determined by the Committee, in its sole discretion.  The Committee will have complete discretion to determine the number of SARs granted to any Participant.  SAR award will be evidenced by an agreement that shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of SAR award agreements may change from time to time and the terms and conditions of separate SAR award agreements need not be identical; provided, however, that each SAR award agreement shall specify the number of shares of Common Stock covered by such SAR, and shall include (through incorporation of the provisions of the Plan by reference in the agreement or otherwise) the substance of each of the following provisions:

(a)Exercise Price and Other Terms.Each SAR will be denominated in Common Stock equivalents. The per share exercise price for the shares of Common Stock equivalents to be issued pursuant to exercise of a SAR shall be determined by the Committee and shall be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents on the date of grant. Otherwise, subject to Section 5(j) of the Plan, the Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. Notwithstanding the foregoing, the rules of Section 5(c) will also apply to SARs.

(b)SAR Agreement.Each SAR grant will be evidenced by an award agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, will determine.

(c)Term of SARs.A SAR granted under the Plan will expire upon the date determined by the Committee, in its sole discretion, and set forth in the award agreement; provided however, that no SAR may have a term of more than five (5) years from the date of grant.

(d)Payment of SAR Amount.Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the Fair Market Value of one share of Common Stock on the date of exercise over the exercise price, by (ii) the number of shares of Common Stock with respect to which the SAR is exercised. The payment upon exercise of a SAR may be in shares of Common Stock of equivalent value (rounded down to the nearest whole share of Common Stock), in cash, in any combination of the two or in any other form of consideration, as determined by the Committee and contained in the SAR award agreement evidencing the SAR.

(e)Vesting.At the time of grant of a SAR, the Committee may impose such restrictions or conditions to the vesting of such SAR as it, in its sole discretion, deems appropriate.

(f)Exercise.to exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the SAR evidencing such SAR.

(g)Non-Exempt Employees.No SAR granted to an Employee that is non-exempt for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of such SAR. The foregoing provision is intended to operate such that any income derived from SARs by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

(h)Termination of Relationship as an Eligible Participant

(i)Termination other than for Cause, Death or Disability.If a Participant ceases to be eligible under the Plan, that is they cease to meet the definition of “Participant” as defined herein, other than upon their death or Disability or for Cause, the Participant may exercise his or her SAR within such period of time as is specified in the agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the applicable award agreement). In the absence of a specified time in the award agreement, the SAR will remain exercisable for [three] ([3]) months following such termination. Unless otherwise provided by the Committee, if on the date of such termination the Participant is not vested as to his or her entire SAR, the shares of Common Stock covered by the unvested portion of the SAR will revert to the Plan. If after termination the Participant does not exercise his or her SAR within the time specified by the Committee, the SAR will terminate, and the shares of Common Stock covered by such SAR will revert to the Plan.

(ii)Termination for Cause.Except as explicitly provided otherwise in the Participant’s award agreement, in the event that a Participant’s eligibility under this Plan is terminated for Cause, the SAR shall terminate upon the termination date of such status as an eligible Participant, and such person shall be prohibited from exercising his or her SAR from and after the time of such termination of continuous status as an eligible Participant.

(iii)Disability of Participant.If a Participant ceases to be eligible under the Plan as a result of the Participant’s Disability, the Participant may exercise his or her SAR within such period of time as is specified in the award agreement to the extent his or her SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the award agreement). In the absence of a specified time in the award agreement, the SAR will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Committee, if on the date of termination the Participant is not vested as to his or her entire SAR, the shares of Common Stock covered by the unvested portion of the SAR will revert to the Plan. If after termination the Participant does not exercise his or her SAR within the time specified herein, the SAR will terminate, and the shares of Common Stock covered by such SAR will revert to the Plan.

(iv)Death of Participant.If a Participant dies while eligible, the SAR may be exercised following the Participant’s death within such period of time as is specified in the award agreement to the extent that the SAR is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such SAR as set forth in the award agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Committee. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the award agreement, the SAR will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Committee, if at the time of death Participant is not vested as to his or her entire SAR, the shares of Common Stock covered by the unvested portion of the SAR will immediately revert to the Plan.

9.Terms and Conditions of Performance Shares

Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion to determine (i) the number of shares of Common Stock subject to a Performance Share Award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire shares of Common Stock. each such unit shall be the equivalent of one share of Common Stock for purposes of determining the number of shares subject to any Performance Share award.

(a)Other Terms.The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions and restrictions determined by the Committee at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Committee. The Committee may require the recipient to sign a Performance Share award agreement as a condition of the award. Any certificates representing shares of Common Stock awarded in this manner shall bear legends as shall be determined by the Committee.

(b)Performance Share Award Agreement.Each Performance Share grant shall be evidenced by an award agreement that shall specify such other terms and conditions as the Committee, in its sole discretion, shall determine.

10.Term of Plan.

No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

11.Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall  make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event.  The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code.  Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

12.Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving  Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.  The Committee may impose any additional or further restrictions on awards of Securities as shall be determined by the Committee at the time of award.

13.Taxes.

(a)The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

14.Effective Date of Plan.

The Plan shall be effective on January 16, 2019; provided, however, that the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than January 18, 2019.

15.Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)materially increase the number of shares that may be issued under the Plan, except as is provided in Section 11;

(b)materially increase the benefits accruing to the Participants under the Plan;

(c)materially modify the requirements as to eligibility for participation in the Plan;

(d)decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

(e)extend the term of any Option beyond that provided for in Section 5(b);

(f)except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options;

(g)increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h)otherwise require stockholder approval pursuant to the rules and regulations of the OTCQB.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly.  The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

16.Government Regulations.

The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to  issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

17.General Provisions.

(a)Certificates.  All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)Employment Matters.  Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)Limitation of Liability.  No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

18.Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

19.Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.